================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 13, 2006

                        SUPERCONDUCTOR TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      0-21074                  77-0158076
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

         460 Ward Drive, Santa Barbara, CA                         93111
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     The Company amended its Restated Certificate of Incorporation effective the open of business on March 13, 2006 to effect a 1-for-10 reverse split of the outstanding common stock. The Certificate of Amendment is attached to this filing as Exhibit 3.1, and it is hereby incorporated by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

     The Company issued a press release announcing that its previously announced 1-for-10 reverse stock split became effective as of the open of business on March 13, 2006. The press release is attached to this filing as Exhibit 99.1, and the information therein is hereby incorporated by reference. The Company hereby incorporates by reference such information in all of its registration statements filed under the Securities Act of 1933.

ITEM 9.01  EXHIBITS

      (d)  Exhibits

           3.1   Certificate of Amendment of Restated Certificate of
                 Incorporation.

           99.1  Press Release dated March 13, 2006.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Superconductor Technologies Inc.

Date: March 13, 2006                            By: /s/ William J. Buchanan
                                                    ----------------------------
                                                    William J. Buchanan,
                                                    Controller

                                        3